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                                                                    Exhibit 10.1


                                   SEEC, INC.
                             1994 STOCK OPTION PLAN


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                               TABLE OF CONTENTS

Article 1 General        Description                                          Page

    Section 1.1      Purpose                                                    1
    Section 1.2      Definitions                                                1
    Section 1.3      Plan Administration                                        2
    Section 1.4      Common Stock Subject to the Plan                           3
    Section 1.5      Participation in the Plan                                  3


Article 2 Stock Options

    Section 2.1      Option Documentation                                       4
    Section 2.2      Exercise Price                                             4
    Section 2.3      Option Period                                              4
    Section 2.4      Exercisability                                             4
    Section 2.5      Nonassignability                                           5
    Section 2.6      Payment of Purchase Price and
                      Delivery of Shares                                        5
    Section 2.7      Limitation on Fair Market Value of
                      Shares of Common stock Received
                      Upon exercise of Incentive Stock Options                  5
    Section 2.8      Withholding and Other Taxes                                6


Article 3 Employment Conditions

    Section 3.1      Termination of Employment                                  7
    Section 3.2      Disability and Death                                       7
    Section 3.3      Retirement                                                 7
    Section 3.4      Termination for Cause                                      8
    Section 3.5      Noncompetition                                             8

Article 4 Securities Law Considerations

    Section 4.1      Option Exercise                                            9
    Section 4.2      Issuance of Shares                                         9
    Section 4.3      Restrictive Transfer Legend                               10


Article 5 Changes in Capitalization or Control

    Section 5.1      Changes in Capitalization of Company                      11
    Section 5.2      Changes in Control                                        11


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
Article 6 Share Repurchases and Transfers

    Section 6.1      Rights to Repurchase and Rights of
                      First Refusal                                            12
    Section 6.2      Company Options to Repurchase                             12
    Section 6.3      Right of First Refusal                                    12


Article 7 Miscellaneous

    Section 7.1      Governing Law                                             14
    Section 7.2      Effective Date                                            14
    Section 7.3      Employment Rights                                         14
    Section 7.4      Termination or Amendment of the
                      Plan                                                     14


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                               ARTICLE 1 GENERAL

        SECTION 1.1      PURPOSE

        The purpose of the SEEC, Inc. 1994 Stock Option Plan (the "Plan") is to promote the interest of SEEC, Inc. and its shareholders by (i) attracting and retaining employees of outstanding ability, (ii) motivating employees to put forth maximum effort to achieve long term corporate objectives and (iii) enabling employees to participate in the long-term growth and financial success of the Company.

        SECTION 1.2      DEFINITIONS

        For purposes of the Plan, the following terms shall have the following meanings:

        (a) "AWARD" shall mean any Stock Option award granted under the Plan by the Committee to a Participant, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish.

        (b)     "BOARD" shall mean the Board of Directors of the Company.

        (c) "COMMITTEE" shall mean the committee designated by the Board to administer the Plan and if no Committee has been designated, this will mean the Board.

        (d) "COMMON STOCK" shall mean the Commons Stock of the Company having a par value of $.01 per share.

        (e)     "COMPANY" shall mean SEEC, Inc.

        (f) "DISABILITY" shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Internal Revenue Code.

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        (g)     "FAIR MARKET VALUE" of a share of Common Stock shall be the amount that is established by the Board as the fair market value of the Company, in their best judgment, divided by the shares of Common Stock.

        (h) "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

        (i) "PARTICIPANT" shall mean any individual to whom a Stock Option grant has been made that remains outstanding under the Plan.

        (j) "SECURITIES ACTS" shall mean collectively the Securities Act of 1933 or any applicable state securities laws.

        (k) "SIGNIFICANT SHAREHOLDER" shall mean a shareholder of the Company that owns more than ten percent of the total combined voting power of all classes of stock of the Company.

        (l) "STOCK OPTION" shall mean a right granted to a Participant under an executed Stock Option agreement to purchase at a specified date and at a specified price, a specified number of shares of Common Stock. Stock Options may be Incentive Stock Options, which are intended to be such within the meaning of Section 422 of the Internal Revenue Code, or Non qualified Stock Options, which do not meet such definition.

        SECTION 1.3      PLAN ADMINISTRATION

        The Plan shall be administered by the Committee. The Committee is authorized to (i) interpret the Plans; (ii) select employees to receive Awards;
(iii) designate such Awards as Incentive Stock Options or Nonqualified Stock Options; (iv) to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and (v) to make all other determinations necessary for the administration of the Plan. All such actions by the Committee shall be final and binding.

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        SECTION 1.4      COMMON STOCK SUBJECT TO THE PLAN

        The total number of shares of Common Stock that may be distributed under the Plan shall be _____________ subject to adjustment as provided in
Section 5.1 hereof. To the extent that Options granted under the Plan shall expire or terminate without being exercised, Common Stock covered thereby shall remain available for issuance under this Plan.

        SECTION 1.5      PARTICIPATION IN THE PLAN

        The Committee shall determine and designate from time to time those employees of the Company who shall be awarded Stock Options under the Plan. Employees of the Company, who in the opinion of the Committee are responsible for the continued growth, development and financial success of the Company, shall be eligible to participate in the Plan. Stock Options granted to the same or different employees or at the same or different times, need not contain similar provisions.

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                            ARTICLE 2 STOCK OPTIONS

        SECTION 2.1      OPTION DOCUMENTATION

        Each Award shall be evidenced by a written option agreement executed by the Participant and the Committee in such form as the Committee shall approve from time to time. The option agreement shall designate the Stock Option as an Incentive Stock Option or Nonqualified Stock Option, as determined by the Committee as well as other terms and conditions not inconsistent with the following provisions.

        SECTION 2.2      EXERCISE PRICE

        The Committee shall establish the per share exercise price for a Stock Option at the time the Stock Option is granted. In the case of Incentive Stock Options, the per share exercise price at the date of grant shall not be less than the Fair Market Value. If the Participant is a Significant Shareholder and an Incentive Stock Option is awarded to such Participant, the Exercise Price will be set at not less than 110% of the Fair Market Value on the date of grant.

        SECTION 2.3      OPTION PERIOD

        For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised. Under no circumstances will an option period extend beyond 10 years from the date of grant. If the Participant is a Significant Shareholder and an Incentive Stock Option is awarded to such Participant, the Option Period will not extend beyond five years from the date of grant.

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        SECTION 2.4      EXERCISABILITY

        Stock Options shall become exercisable at such times and in such installments as the Committee shall provide at the date of grant subject to employment conditions specified in Article 3. The Committee may, however, in its sole discretion accelerate the time at which a Stock Option may be exercised. A Stock Option may be exercised at any time from the time first set by the Committee until the close of business on the expiration of the Stock Options.

        SECTION 2.5      NONASSIGNABILITY

        Stock Options shall not be transferable other than by will or by the laws of descent and distributions. During a Participant's lifetime, Stock Options are exercisable only by such Participant.

        SECTION 2.6      PAYMENT OF PURCHASE PRICE UPON EXERCISE AND DELIVERY
                         OF SHARES

        Full payment for Common Stock purchased upon the exercise of the Stock Option shall be made at the time the Option is exercised in whole or in part. Payment of the purchase price shall be made in cash or in such other form as the Committee may approve and as provided for in the Stock Options agreement. The Committee may, at its discretion, permit payment by the delivery of Common Stock that has been held by the Participant for at least six months prior to the exercise of such Stock Option, valued at the Fair Market Value at the date the option is exercised. No shares of Commons Stock shall be issued to the Participant until such payment has been made, and a Participant shall have none of the rights of a shareholder with respect to options held except to the extent such options have been exercised.

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        SECTION 2.7      LIMITATION ON FAIR MARKET VALUE OF SHARES OF COMMON
                         STOCK RECEIVED UPON EXERCISE OF INCENTIVE STOCK
                         OPTIONS

        The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or such other limit as may be established from time to time under the Internal Revenue Code. To the extent that any Award, or part of an Award, is designated as an Incentive Stock Option and exceeds the foregoing limit, such Stock Option or portion thereof, will be treated as a Nonqualified Stock Option.

        SECTION 2.7      WITHHOLDING AND OTHER TAXES

        The Company shall have the right, before any Common Stock certificates are issued and delivered, to require the Participant to deposit with the Company any Federal, state or local taxes, including transfer taxes, required by law to be withheld.

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                        ARTICLE 3 EMPLOYMENT CONDITIONS

        SECTION 3.1      TERMINATION OF EMPLOYMENT

        If a Participant ceases to be an employee of the Company, the Participant will have 30 days from the last day of employment to exercise any vested options as of such last day of employment except as noted in Sections
3.2 through 3.5. If the Participant does not elect to exercise the Stock Option within this period, the Stock Option will be forfeited and will become unexercisable.

        SECTION 3.2      DISABILITY AND DEATH

        If a Participant ceases to be an employee of the Company by reason of Disability and/or death, prior to the expiration of the Stock Option all such Stock Options shall vest. Such Stock Option, including all previously unvested portions, may be exercised to the full extent not already exercised, by the Participant, Participant's guardians, estate or beneficiaries for a period of twelve (12) months from the date of the Participant's Disability and/or death, unless such period is extended by the Committee.

        SECTION 3.3      RETIREMENT

        If the Participant ceases to be an employee of the Company by reason of retirement under the Company's normal retirement policy, prior to the exercise or expiration of the Stock Option, such Stock Options, excluding all unvested portions, may be exercised to the full extent not already exercised, by the Participant for a period of up to (i) three (3) months in the case of an Incentive Stock Option or (ii) twelve (12) months in the case of a Nonqualified Stock Option from the date of the Participant's retirement, unless such period is extended by the Committee.

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        SECTION 3.4      TERMINATION FOR CAUSE

        If the Participant ceases to be an employee of the Company because Participant has been terminated for cause, all remaining vested and unvested portions of such Stock Options are automatically forfeited and will become unexercisable. Termination for cause shall mean a termination by the Company or a voluntary resignations by the Participant as a result of, or in connection with:

                (i) any act or commission by the Participant which constitutes a felony or misdemeanor, or involves dishonesty or serious disloyalty;

                (ii) any act or omission which is an intentional violation of the policies and procedures of the Company;

                (iii) any act or omission which constitutes failure by the
             Participant to perform diligently and competently Participant's duties; or

                (iv) any willful or grossly negligent act or omissions which has a material adverse effect on the Company's reputation, business affairs or goodwill.

        SECTION 3.5      NONCOMPETITION

        If the Committee determines that a Participant currently acts, or will act, as an employee, consultant or agent of a competitor of the Company, all of Participant's unexercised Stock Options will automatically be forfeited and will become unexercisable. Determination as to whether the Participant is acting or will become an employee, consultant or agent of a competitor remains in the sole discretion of the Committee.

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                    ARTICLE 4 SECURITIES LAW CONSIDERATIONS

        SECTION 4.1      OPTION EXERCISE

        The Stock Option may only be exercised by written request directed to and received by the secretary of the Company at the principal office of the Company. Unless the Common Stock subject to the Stock Option has been registered under the applicable Securities Acts) each Participant must represent and warrant at the time of exercise that:

        (i) the Participant is purchasing the Common Stock for Participant's own account and for investment purposes and not with a view to, or sale in connection with, the distribution thereof, nor with any present intention of selling any of the shares of Common Stock acquired hereunder; and

        (ii) through Participant's relationship with the Company that Participant has had access to, or possessions of, or has the opportunity to obtain, all information material to Participant's decision to exercise the Stock Option and purchase the Commons Stock; and

        (iii) the Participant has been notified that the Common Stock received upon exercise of the Stock Option has not been registered under the Securities Acts.

        SECTION 4.2      ISSUANCE OF SHARES

        Notwithstanding any provision of the Plan or the terms of any stock option agreement issued under the Plan, the Company shall not be required to issue Common Stock prior to the registration of the Commons Stock subject to the Plan under any Securities Acts if such registration shall become necessary or before compliance by the Company and Participant with any applicable provisions of any Securities Acts necessary to perfect an exemption from such registration. Participants may not require the Company to undertake, at any time, the registration of Common Stock under the Securities Acts.

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        SECTION 4.3      RESTRICTIVE TRANSFER LEGEND

        Common Stock issued to Participants upon the exercise of a Stock Option shall contain a restrictive transfer legend referring to the Stock Option agreement and, unless registered under applicable Securities Acts, the restrictions on transfer imposed by these Securities Acts.

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                 ARTICLE 5 CHANGES IN CAPITALIZATION OR CONTROL

        SECTION 5.1      CHANGES IN CAPITALIZATION OF COMPANY

        In the event of any subdivision or combination of the outstanding shares of Common Stock, stock dividend, recapitalization, reclassification of shares, or other corporate transactions which would result in substantial dilution or enlargements of the rights or economic benefits inuring to Participants hereunder, the Committee shall make such equitable adjustments, as it may deem appropriate, in the Plan and the outstanding Stock Options, including and without limitation, any adjustment to the total number of shares of Common Stock which may thereafter be available under the Plan.

        SECTION 5.2      CHANGES IN CONTROL

        Upon a change in control all unvested Stock Options shall become immediately exercisable. For purposes of this Plan, a Change of Control shall mean the:

        (i) sale or disposition of substantially all of the Company's assets to another person or entity; or

        (ii) reorganization, merger or consolidation of the Company into or with another person or entity of the Company by which reorganization, merger or consolidation the shareholders of the Company receive less than 50% of the outstanding voting shares of the new or continuing entity.

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                   ARTICLE 6 SHARE REPURCHASES AND TRANSFERS

        SECTION 6.1      RIGHTS TO REPURCHASE AND RIGHTS OF FIRST REFUSAL

        The Company retains an options, but not an obligation, to repurchase shares and retains a right of first refusal until the closing of an initial public offering registered with the Securities and Exchange Commissions. At this time, these rights expire.

        SECTION 6.2     COMPANY OPTION TO REPURCHASE

        If a stockholder or subsequent transferee, who received his shares through the exercise of a Stock Option, ceases to be in the employ of the Company, the Company has the right for a period of 60 days to repurchase all or a portions of such shares. This repurchase of shares shall be at the Fair Market Value in existence at the time of termination except if (i) such cessation of employment resulted from Termination for Cause as defined Sections
3.4 or (ii) the employee is deemed to be in competition with the Company as defined in Sections 3.5. In those cases, the Company may repurchase the shares at the same price as the option exercise price paid by that stockholder.

        If the Company exercises its options to repurchase shares, the Company may elect to make a full cash payment or may elect to make payments over a three year period. If the Company elects to make payments over a three year period, this obligation shall be evidenced by a note payable and shall bear interest monthly at the prime rate as defined and reported in the Wall Street Journal at the date the Company makes its election.

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                            ARTICLE 7 MISCELLANEOUS

        SECTION 7.1      GOVERNING LAW

        The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and performed entirely in such State.

        SECTION 7.2      EFFECTIVE DATE

        The Plan shall become effective on the date on which it is adopted by the Board, subject to the approval by the shareholders of the Company within one year of adoption of this Plan.

        SECTION 7.3      EMPLOYMENT RIGHTS

        Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company the right to become a Participant, and a grant of an Award under the Plan shall not be construed as giving any Participant any right to be retained in the employ of the Company.

        SECTION 7.4      TERMINATION OR AMENDMENT OF THE PLAN

        The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided that no such action shall deprive any person, without such persons's consent, of any rights previously awarded pursuant to the Plan. To the extent that any amendment to the Plan is of a nature that requires shareholder approval in order to continue to issue Incentive Stock Options under the Plans, such amendment shall require shareholder approval before it becomes effective. The Plan shall terminate on the tenth anniversary of the effective date unless it is earlier terminated by the Board. Termination of the Plan shall not affect Stock Options previously granted under the Plan.

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